UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

September 14, 2006

Date of Report (Date of earliest event reported)

AAMES INVESTMENT CORPORATION

(Exact name of Registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

1-32340	34-1981408
(commission File Number)	(IRS employer identification no.)

350 South Grand Ave, 43rd Floor

Los Angeles, CA 90071

(Address of principal executive offices)(Zip Code)

(323) 210-5000

(Registrants telephone number, Including area code)

Not Applicable

(Former name or former address, if changed sleet last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule I 3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 14, 2006, Aames Investment Corporation issued the attached press release disclosing the results of its Special Meeting of Stockholders held on September 14, 2006. The full text of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On September 15, 2006, Aames Investment Corporation issued the attached press release disclosing its declaration of a dividend. The full text of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements: None

(b) Pro forma financial information: None

(d) Exhibits:

99.1        Results of Special Meeting

99.2        Dividend Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAMES INVESTMENT CORPORATION

By:	/s/John F. Madden, Jr.
John F. Madden, Jr.
Executive Vice President General Counsel
and Secretary

Dated: September 18, 2006